Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Science 37 Holdings, Inc. (the “Company”) on Form 10-K/A for the year ended June 30, 2021 as filed with the Securities and Exchange Commission (the “Report”), I, Mike Zaranek, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: December 20, 2021

/s/ Mike Zaranek
Mike Zaranek
Chief Financial Officer (Principal Financial and Accounting Officer)